                                                     Deutsche Asset Management


Flag Investors Cash Reserve Prime Shares
Class A Shares
Class B Shares
Class C Shares


Supplement dated March 30, 2001 to Prospectus dated August 1, 2000

The following supplements the 'Objectives and Strategies' section under the heading 'Investment Summary' in the Prospectus:

The Fund may also invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies in accordance with applicable regulations. The Fund may invest only in non-affiliated money market mutual funds that maintain a 'AAA' rating by a nationally recognized statistical rating agency.



               Please Retain This Supplement for Future Reference


CUSIP:
014.470.306
014.470.876
251.521.100

                                                A Member of the
                                                Deutsche Bank Group (LOGO)